UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2014

(Exact name of registrant as specified in its charter)

Florida	001-34462	65-0925265
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One North Federal Highway, Boca Raton, Florida		33432
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (561) 362-3435

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1ST UNITED BANCORP, INC.

FORM 8-K

CURRENT REPORT

Item 1.01	Entry into Material Definitive Agreement

On May 7, 2014, 1st United Bancorp, Inc. (the “Registrant”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Valley National Bancorp (“Valley”), providing, upon the terms and conditions subject to the conditions therein, for the merger of the Registrant with and into Valley, with Valley as the surviving entity (the “Merger”). Immediately following the Merger, 1st United Bank, a Florida state-chartered commercial bank and wholly owned subsidiary of the Registrant, will merge with and into Valley National Bank, a national banking association and wholly owned subsidiary of Valley, with Valley National Bank surviving the merger. The Merger Agreement was unanimously approved and adopted by the Board of Directors of each of the Registrant and Valley.

Subject to the terms and conditions of the Merger Agreement, upon consummation of the Merger, each share of common stock of the Registrant will be converted into 0.89 of a share of Valley common stock, subject to adjustment in the event the Average Closing Price (as defined below) of Valley’s common stock falls below $8.09 or rises above $12.13 prior to the closing of the Merger and subject to the payment of cash in lieu of fractional shares (the “Exchange Ratio”). In the event the Average Closing Price of Valley’s common stock during the 20 business day-period ending five days prior to closing (the “Average Closing Price”) is less than $8.09, then Valley will increase the 0.89 exchange ratio (or, in lieu of such increase, make a cash payment to shareholders of the Registrant) so that shareholders of the Registrant receive $7.20 in Valley common stock for each share of the Registrant’s common stock that they hold. In the event the Average Closing Price is greater than $12.13, then Valley will decrease the 0.89 exchange ratio so that shareholders of the Registrant receive $10.80 in merger consideration for each share of the Registrant’s common stock that they hold. In addition, outstanding options to acquire shares of the Registrant’s common stock will become vested and will be converted into the right to receive a cash payment from the Registrant immediately prior to the effective time of the Merger equal to the product of (i) the number of shares underlying the stock options, multiplied by (ii) the excess, if any, of (A) the Average Closing Price over (B) the exercise price of such stock options, multiplied by (iii) the Exchange Ratio. Each outstanding share of Valley common stock issued and outstanding immediately prior to the effective time of the Merger will remain outstanding and be unaffected by the Merger.

The Merger Agreement contains customary representations, warranties, and covenants of Valley and the Registrant, including, among others, a covenant that requires (i) each of Valley and the Registrant to conduct its business in the ordinary course and consistent with past banking practice during the period between the execution of the Merger Agreement and consummation of the Merger and (ii) the Registrant to not engage in certain kinds of transactions during such period (without the prior written consent of Valley). The Registrant has also agreed, subject to certain exceptions generally related to the Board’s evaluation and exercise of its fiduciary duties, to not (i) solicit proposals relating to alternative business combination transactions from third parties or (ii) enter into discussions or negotiations with, or provide confidential information to, any third party in connection with any proposals for alternative business combination transactions. Valley has also agreed, as a condition to closing the Merger, to seek shareholder approval of an amendment to Valley’s Restated Certificate of Incorporation to increase the number of shares of authorized common stock of Valley by 100 million shares.

The Merger Agreement provides certain termination rights for both Valley and the Registrant, and further provides that upon termination of the Merger Agreement under certain circumstances, the Registrant will be obligated to pay Valley a termination fee of $14.5 million, plus Valley’s reasonable out-of-pocket expenses up to $750,000.

Completion of the Merger is subject to satisfaction of various conditions, including (i) receipt of the requisite approval of the Merger by the Registrant’s shareholders, (ii) receipt of the requisite approval of the amendment to Valley’s Restated Certificate of Incorporation to increase the number of shares of authorized Valley common stock by shareholders of Valley, (iii) receipt of regulatory approvals, (iv) the absence of any law or order prohibiting the Merger; (v) effectiveness of the registration statement on Form S-4 to be filed by Valley with respect to the Valley common stock to be issued to the Registrant’s shareholders upon consummation the Merger; and (vi) qualification of the Merger as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended. Completion of the Merger is also subject to prior receipt by Valley of the written consent of the FDIC for the assignment of the shared-loss agreements between the Registrant and the FDIC to Valley. In addition, each party’s obligation to consummate the Merger is subject to certain other conditions, including the accuracy of the representations and warranties of the other party and compliance by the other party with its covenants in all material respects.

The Merger Agreement also contains representations and warranties that the parties have made to each other as of specific dates. Except for its status as a contractual document that establishes and governs the legal relations among the parties with respect to the Merger described therein, the Merger Agreement is not intended to be a source of factual, business or operational information about the parties. The representations and warranties contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, may be subject to a contractual standard of materiality different from what a shareholder might view as material, may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts, may have been qualified by certain disclosures not reflected in the Merger Agreement that were made to the other party in connection with the negotiation of the Merger Agreement and generally were solely for the benefit of the parties to that agreement. Shareholders should read the Merger Agreement together with the other information concerning Valley and the Registrant that each company publicly files in reports and statements with the U.S. Securities and Exchange Commission (the “Commission”).

In connection with the execution of the Merger Agreement, certain shareholders of the Registrant entered into a voting agreement with Valley (the “Voting Agreement”), pursuant to which each such person agreed, among other things, to vote his or her shares of the Registrant’s common stock, in favor of the Merger Agreement at a meeting of shareholders of the Registrant to be called to consider and approve the Merger Agreement.

The foregoing summary of the Merger Agreement is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K and which is incorporated by reference herein.

Item 5.02	Departure of Certain Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 7, 2014, the Registrant and 1st United Bank entered into amendments (collectively, the “Employment Agreement Amendments”) to the Third Amended and Restated Employment Agreements (collectively, the “Existing Employment Agreements”) for each of Warren Orlando, Chairman of the Board of the Registrant, Rudy Schupp, Chief Executive Officer of the Registrant, and John Marino, President and Chief Financial Officer of the Registrant (collectively, the “Executives”). On the same date, the Registrant and 1st United Bank also entered into amendments (collectively, the “SERP Amendments” and together with the Employment Agreement Amendments, the “Amendments”) to the Second Amended and Restated 1st United Bancorp/1st United Supplemental Executive Retirement Plan Agreements (collectively, the “Existing SERP Agreements” and together with this Existing Employment Agreements, the “Existing Agreements”) with each of the Executives.

The Amendments were entered into in connection with the Merger Agreement to provide a cash payment of $6,078,193 to each of Messrs. Orlando, Schupp and Marino, which represents a substantial reduction in the cash and benefits that would have otherwise been payable under their respective Existing Agreements upon consummation of the Merger. Upon receipt of the cash payments under the Amendments, the Executives agree not to have any contractual right to any further payments or benefits under the Existing Agreements, which will be terminated simultaneously with the consummation of the Merger. The Executives elected to eliminate their right to receive a gross-up of any federal or state tax, including any excise tax payable under Section 280G of the Internal Revenue Code of 1986, as amended, incurred on the payments received under the Existing Agreements in connection with the Merger. Consistent with their Existing Agreements, the Executives will continue to be entitled to a cash payment to cover the applicable federal income tax liabilities (at a rate not to exceed 39.6%) attributable to each Executive’s unvested restricted stock that will become vested as a result of the consummation of the Merger. Pursuant to their terms, the Amendments will not be effective until the effective time of the consummation of the proposed Merger. Until such time, the Existing Agreements will remain in full force and effect according to their terms, without amendment or modification. If the Merger Agreement is terminated, the Amendments will automatically terminate and become null and void.

The foregoing summaries of the Amendments are not complete and are qualified in their entirety by reference to the full text of the Amendments, copies of which are attached as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6 to this Current Report on Form 8-K and which are incorporated by reference herein.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed Merger, Valley intends to file a Registration Statement on Form S-4 that will include a joint proxy statement of Valley and the Registrant and prospectus of Valley (the “Joint Proxy Statement/Prospectus”) with the U.S. Securities and Exchange Commission (the “Commission”). Both the Registrant and Valley intend to file other documents with the Commission regarding the Merger. The Joint Proxy Statement/Prospectus will be mailed to the shareholders of the Registrant and Valley. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE COMMISSION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the registration statement (when available), including the Joint Proxy Statement/Prospectus, and other documents containing information about Valley and the Registrant with the Commission at the Commission’s web site at www.sec.gov. These documents may also be accessed and downloaded for free at the Registrant’s web site at http://www.1stunitedbankfl.com or by directing a request to John Marino, President, 1st United Bancorp, Inc., at One North Federal Highway, Boca Raton, Florida 33432, telephone (561) 616-3046 or at Valley’s web site at http://www.valleynationalbank.com/filings.html or by directing a request to Dianne M. Grenz, Executive Vice President, Valley National Bancorp, at 1455 Valley Road, Wayne, New Jersey 07470, telephone (973) 305-3380.

Participants in the Solicitation

This communication is not a solicitation of a proxy from any security holder of the Registrant or Valley. However, Valley, the Registrant, their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Registrant’s shareholders in respect of the Merger and the solicitation of proxies from Valley’s shareholders in respect of the amendment to its certificate of incorporation to increase the authorized common shares by 100 million. Information regarding the directors and executive officers of the Registrant may be found in its definitive proxy statement relating to its 2014 Annual Meeting of Shareholders, which was filed with the Commission on April 17, 2014 and can be obtained free of charge from the Registrant’s website. Information regarding the directors and executive officers of Valley may be found in its definitive proxy statement relating to its 2014 Annual Meeting of Shareholders, which was filed with the Commission on March 10, 2014 and can be obtained free of charge from Valley’s website. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Joint Proxy Statement/Prospectus and other relevant materials to be filed with the Commission when they become available.

Forward Looking Statements

The foregoing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to those regarding the proposed Merger. Such statements are not historical facts and include expressions about management’s confidence and strategies and management’s expectations about new and existing programs and products, relationships, opportunities, taxation, technology and market conditions. These statements may be identified by such forward-looking terminology as “expect,” “believe,” “view,” “opportunity,” “allow,” “continues,” “reflects,” “typically,” “usually,” “anticipate,” or similar statements or variations of such terms. Such forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from such forward-looking statements. Factors that may cause actual results to differ from those contemplated by such forward-looking statements include, but are not limited to, the following: failure to obtain shareholder or regulatory approval for the merger of the Registrant with Valley or to satisfy other conditions to the Merger on the proposed terms and within the proposed timeframe; delays in closing the Merger; reaction to the Merger of the Registrant’s customers and employees; the diversion of management’s time on issues relating to the Merger; the inability to realize expected cost savings and synergies from the merger of the Registrant with Valley in the amounts or in the timeframe anticipated; changes in the estimate of non-recurring charges; costs or difficulties relating to integration matters might be greater than expected; failure to obtain the FDIC’s consent to the assignment of the shared-loss agreements with the Registrant to Valley; changes in the stock price of Valley prior to closing; material adverse changes in Valley’s or the Registrant’s operations or earnings; the inability to retain the Registrant’s customers and employees; or a decline in the economy, mainly in New Jersey, New York and Florida, as well as the risk factors set forth in the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2013 and Valley’s Annual Report on Form 10-K for the year ended December 31, 2013. The Registrant assumes no obligation for updating any such forward-looking statement at any time.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

2.1	Agreement and Plan of Merger, by and between the Registrant and Valley, dated as of May 7, 2014.

10.1	Amendment No. 3 to the Third Amended and Restated Employment Agreement, by and among the Registrant, 1st United Bank and Warren Orlando, dated as of May 7, 2014.

10.2	Amendment No. 1 to the Second Amended and Restated 1st United Bancorp / 1st United Bank Supplemental Executive Retirement Plan Agreement, by and among the Registrant, 1st United Bank and Warren Orlando, dated as of May 7, 2014.

10.3	Amendment No. 3 to the Third Amended and Restated Employment Agreement, by and among the Registrant, 1st United Bank and Rudy Schupp, dated as of May 7, 2014.

10.4	Amendment No. 1 to the Second Amended and Restated 1st United Bancorp / 1st United Bank Supplemental Executive Retirement Plan Agreement, by and among the Registrant, 1st United Bank and Rudy Schupp, dated as of May 7, 2014.

10.5	Amendment No. 3 to the Third Amended and Restated Employment Agreement, by and among the Registrant, 1st United Bank and John Marino, dated as of May 7, 2014.

10.6	Amendment No. 1 to the Second Amended and Restated 1st United Bancorp / 1st United Bank Supplemental Executive Retirement Plan Agreement, by and among the Registrant, 1st United Bank and John Marino, dated as of May 7, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1ST UNITED BANCORP, INC.

Date:	May 8, 2014	By:	/s/ John Marino
John Marino,
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, by and between the Registrant and Valley, dated as of May 7, 2014.

10.1	Amendment No. 3 to the Third Amended and Restated Employment Agreement, by and among the Registrant, 1st United Bank and Warren Orlando, dated as of May 7, 2014.

10.2	Amendment No. 1 to the Second Amended and Restated 1st United Bancorp / 1st United Bank Supplemental Executive Retirement Plan Agreement, by and among the Registrant, 1st United Bank and Warren Orlando, dated as of May 7, 2014.

10.3	Amendment No. 3 to the Third Amended and Restated Employment Agreement, by and among the Registrant, 1st United Bank and Rudy Schupp, dated as of May 7, 2014.

10.4	Amendment No. 1 to the Second Amended and Restated 1st United Bancorp / 1st United Bank Supplemental Executive Retirement Plan Agreement, by and among the Registrant, 1st United Bank and Rudy Schupp, dated as of May 7, 2014.

10.5	Amendment No. 3 to the Third Amended and Restated Employment Agreement, by and among the Registrant, 1st United Bank and John Marino, dated as of May 7, 2014.

10.6	Amendment No. 1 to the Second Amended and Restated 1st United Bancorp / 1st United Bank Supplemental Executive Retirement Plan Agreement, by and among the Registrant, 1st United Bank and John Marino, dated as of May 7, 2014.